UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report:  January 16, 2008
(Date of earliest event reported)
THE KROGER CO.
(Exact name of registrant as specified in its charter)

An Ohio Corporation (State or other jurisdiction of incorporation)	No. 1-303 (Commission File Number)	31-0345740 (IRS Employer Number)
1014 Vine Street
Cincinnati, OH 45201
(Address of principal executive offices)
Registrant’s telephone number:  (513) 762-4000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events

Item 8.01	Other Events.

On December 20, 2007, The Kroger Co., and its subsidiary guarantors, filed Registration Statement No. 333-148216 on Form S-3 with the Securities and Exchange Commission pursuant to Rule 415 registering an indeterminate amount of securities (the “Registration Statement”). Pursuant to a Prospectus Supplement dated January 9, 2008, The Kroger Co. is issuing $750,000,000 of debt securities denominated 6.15% Senior Notes due 2020 (the “Notes”). The Notes are guaranteed by the subsidiary guarantors.

Filed as Exhibit 1.1 to the Registration Statement was a form of Underwriting Agreement for the issuance of Debt Securities. In connection with the issuance of the Notes, the Registrant has executed an Underwriting Agreement and a Pricing Agreement both dated as of January 9, 2007, among The Kroger Co., its subsidiary guarantors, Citigroup Global Markets Inc., Greenwich Capital Markets, Inc., J.P. Morgan Securities Inc., Banc of America Securities LLC, Lazard Capital Markets LLC, Rabo Securities USA, Inc., Piper Jaffray & Co., BNY Capital Markets, Inc. and CastleOak Securities, L.P. The Underwriting Agreement is attached hereto as Exhibit 1.1 and the Pricing Agreement is attached hereto as Exhibit 1.1.1.

The form of Indenture for the Notes was filed as Exhibit 4.1 to the Registration Statement. The Eighteenth Supplemental Indenture, dated as of January 16, 2008, among The Kroger Co., its subsidiary guarantors, and U.S. Bank National Association (formerly known as Firstar Bank, National Association), as Trustee, supplements the Indenture dated as of June 25, 1999, among The Kroger Co., its subsidiary guarantors, and Firstar Bank, National Association, as Trustee. The Eighteenth Supplemental Indenture is attached hereto as Exhibit 4.3.1.

The Registrant intends to use the proceeds of the issuance of the Notes to repay short-term borrowings and thereafter to use those borrowings or borrowings under its credit facility to repurchase, repay or redeem its outstanding indebtedness. The Kroger Co. also expects to use borrowing proceeds for other general corporate purposes.

Section 9 – Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.
(d)  Exhibits.
1.1	Underwriting Agreement dated January 9, 2008, among The Kroger Co., its subsidiary guarantors, Citigroup Global Markets Inc., Greenwich Capital Markets, Inc., J.P. Morgan Securities Inc., Banc of America Securities LLC, Lazard Capital Markets LLC, Rabo Securities USA, Inc., Piper Jaffray & Co., BNY Capital Markets, Inc. and CastleOak Securities, L.P.

1.1.1	Pricing Agreement dated January 9, 2008, among The Kroger Co., its subsidiary guarantors, Citigroup Global Markets Inc., Greenwich Capital Markets, Inc., J.P. Morgan Securities Inc., Banc of America Securities LLC, Lazard Capital Markets LLC, Rabo Securities USA, Inc., Piper Jaffray & Co., BNY Capital Markets, Inc. and CastleOak Securities, L.P.

4.3.1	Eighteenth Supplemental Indenture dated as of January 16, 2008, among The Kroger Co., its subsidiary guarantors, and U.S. Bank National Association (formerly known as Firstar Bank, National Association), as Trustee, relating to the 6.15% Senior Notes due 2020.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE KROGER CO.
January 16, 2008	By:	/s/ Paul Heldman
Paul Heldman
Executive Vice President, Secretary and General Counsel

EXHIBIT INDEX

Exhibit No.	Exhibit

1.1	Underwriting Agreement dated January 9, 2008, among The Kroger Co., its subsidiary guarantors, Citigroup Global Markets Inc., Greenwich Capital Markets, Inc., J.P. Morgan Securities Inc., Banc of America Securities LLC, Lazard Capital Markets LLC, Rabo Securities USA, Inc., Piper Jaffray & Co., BNY Capital Markets, Inc. and CastleOak Securities, L.P.

1.1.1	Pricing Agreement dated January 9, 2008, among The Kroger Co., its subsidiary guarantors, Citigroup Global Markets Inc., Greenwich Capital Markets, Inc., J.P. Morgan Securities Inc., Banc of America Securities LLC, Lazard Capital Markets LLC, Rabo Securities USA, Inc., Piper Jaffray & Co., BNY Capital Markets, Inc. and CastleOak Securities, L.P.

4.3.1	Eighteenth Supplemental Indenture dated as of January 16, 2008, among The Kroger Co., its subsidiary guarantors, and U.S. Bank National Association (formerly known as Firstar Bank, National Association), as Trustee, relating to the 6.15% Senior Notes due 2020.